Option Agreement

NOW, THEREFORE, the parties hereto agree as follows:

2. The Option shall vest and become exercisable upon the occurance of the common stock of the Company being traded or listed on on an exchange or a stock market, including the NASDAQ markets. G.E.B.

3. The term of the Option is ~~[illegible]~~ eight months.

Future Energy Solutions, Inc.

[signature] PRES. — Gerald Brock President

[signature] — Peter Kolokouris

[signature] — Charles Caluggia

[signature] — Michael Hughes

OPTION AGREEMENT

This Option Agreement is entered into as of July 10, 2008 by and among Future Energy Solutions, Inc. and each of Peter Kolokouris, Michael Hughes and Charles LaLoggia (collectively, the “Investors”).

NOW, THEREFORE, the parties hereto agree as follows:

1.           Future Energy Solutions, Inc. (the “Company”) hereby grants to the Investors an option to purchase an aggregate of 500,000 shares of common stock of the Company at a cost of $1 per share (the “Option”).

2.           The Option shall vest and become exercisable upon the occurrence of the common stock of the Company being traded or listed on an exchange or a stock market, including the NASDAQ market.

3.           The term of the Option is eight months.

4.           The Option may be assigned by the investors.  The Option shall be governed by New York law.

5.           The Company acknowledges that Michael Hughes is an attorney and has represented the Investors and has not represented the Company.

FUTURE ENERGY SOLUTIONS, INC.

/s/ Gerald Brock
Gerald Brock, President

/s/ Peter Kolokouris
Peter Kolokouris

/s/ Charles LaLoggia
Charles LaLoggia

/s/ Michael Hughes
Michael Hughes